                                                                    EXHIBIT 10.9


                THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


         THIS THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (as amended and/or modified from time to time, this "THIRD AMENDMENT") is made and entered into this 31st day of December, 2002, by and among Rent-A-Center, Inc., a Delaware corporation (formerly known as Rent-A-Center Holdings, Inc., the "COMPANY") and each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands (collectively, the "INVESTORS").


                                   WITNESSETH:

         WHEREAS, the Investors are holders of shares of Series A Preferred Stock, par value $.01, of the Company (the "SERIES A PREFERRED STOCK") and of shares of common stock, par value $.01, of the Company (the "COMMON STOCK");

         WHEREAS, Rent-A-Center East, Inc. (formerly known as Rent-A-Center, Inc., the "ORIGINAL COMPANY") and the Investors entered into that certain Registration Rights Agreement, dated August 5, 1998, as amended by that certain First Amendment to Registration Rights Agreement, dated as of August 18, 1998, as amended by that certain Second Amendment to Registration Rights Agreement, dated as of August 5, 2002 (together, the "REGISTRATION RIGHTS AGREEMENT"), the terms of which, among other things, grant the Investors the right to require the Original Company to effect two (2) Demand Registrations (as defined therein);

         WHEREAS, as a result of the merger of the Original Company into a wholly-owned subsidiary of the Company (the "MERGER"), the shares of stock held by the Investor in the Original Company have been converted into shares of stock of the Company (the "CONVERSION");

         WHEREAS, the Company and the Investors are entering into this Third Amendment to amend and restate the Registration Rights Agreement to reflect the agreement of the Investors, the Company and the Original Company to remove the Original Company as a party and to add the Company as a party as a result of and in connection with the Merger and the Conversion;

         NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1.       Amendment to Registration Rights Agreement.

         The Registration Rights Agreement is hereby amended to delete the Original Company as a party and to add the Company as a party. All references to "the Company" in the Registration Rights Agreement shall as of the date hereof be deemed to be a reference to the Company and not the Original Company.
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2.       Reaffirmation of Registration Rights Agreement.

         Except as expressly amended and modified by this Third Amendment, the Registration Rights Agreement is hereby reaffirmed, ratified and confirmed and continues in full force and effect unaffected hereby.





           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]





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                  IN WITNESS WHEREOF, the undersigned have executed this Third
Amendment as of the date first above written.


RENT-A-CENTER, INC. (FORMERLY KNOWN AS RENT-A-CENTER HOLDINGS, INC.) a Delaware corporation


By:      /s/ Mitchell E. Fadel
    ----------------------------------------------------------
Name:        Mitchell E. Fadel
      --------------------------------------------------------
Title:       President
       -------------------------------------------------------


RENT-A-CENTER EAST, INC. (FORMERLY KNOWN AS RENT-A-CENTER, INC.)
a Delaware corporation (SOLELY FOR PURPOSES OF CONSENTING TO THE AMENDMENT OF THE REGISTRATION RIGHTS AGREEMENT AND NOT AS A CONTINUING PARTY TO SUCH AGREEMENT OR THIS THIRD AMENDMENT)


By:      /s/ Mitchell E. Fadel
    ----------------------------------------------------------
Name:        Mitchell E. Fadel
      --------------------------------------------------------
Title:       President
       -------------------------------------------------------


APOLLO INVESTMENT FUND IV, L.P.
a Delaware limited partnership

By:    Apollo Advisors IV, L.P.
       its General Partner

       By: Apollo Capital Management IV, Inc.
           its General Partner

           By:      /s/ Michael D. Weiner
              ------------------------------------------------
           Name:    Michael D. Weiner
                ----------------------------------------------
           Title:   Vice President
                 ---------------------------------------------







     [Signature Page to Third Amended and Restated Stockholders Agreement]

APOLLO OVERSEAS PARTNERS IV, L.P.
an exempted limited partnership registered in the Cayman Islands

By:  Apollo Advisors IV, L.P.
     its General Partner

     By:   Apollo Capital Management IV, Inc.
           its Managing General Partner

           By:     /s/ Michael D. Weiner
              ------------------------------------------------
           Name:   Michael D. Weiner
                ----------------------------------------------
           Title:  Vice President
                 ---------------------------------------------









     [Signature Page to Third Amended and Restated Stockholders Agreement]